Related party transactions - major related parties and their relationships (Details) - Aladdin Fintech Company Limited - Platform development fee income, license fee income and maintenance services income
$ in Thousands
12 Months Ended
Dec. 31, 2018 USD ($)
Related Party Transaction [Line Items]
Net revenues	$ 500
Percentage of revenues from related party	0.30%